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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          February 22, 2000
                                                        -----------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-19656                  36-3939651
 (State or other jurisdiction        (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)

         2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA               20191
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:         (703) 433-4000
                                                       ------------------------



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          (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

      On February 22, 2000 Nextel issued a press release announcing its summary financial results and other data for the quarter and year ended December 31, 1999, as well as a 2-for-1 stock split to be effective upon shareholder consideration and approval of a proposed increase in the Company's authorized equity capitalization at the annual shareholders meeting. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)    EXHIBITS.

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                            99.1            Press Release


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEXTEL COMMUNICATIONS, INC.

Date: February 22, 2000                  By: /s/ THOMAS J. SIDMAN
                                           ----------------------
                                             Thomas J. Sidman
                                             Senior Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                          99.1              Press Release